STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest and dividends	$ 2,973,057	$ 2,550,290
Net appreciation in fair value of investments	6,149,250	4,811,968
Total investment income	9,122,307	7,362,258
Contributions:
Employer	1,635,350	1,506,322
Participant	2,460,472	2,258,896
Rollover	548,717	1,497,944
Total contributions	4,644,539	5,263,162
Net additions	13,766,846	12,625,420
Deductions
Benefits paid to participants	(5,345,123)	(6,700,630)
Total deductions	(5,345,123)	(6,700,630)
Net increase in net assets available for benefits	8,421,723	5,924,790
Net assets available for benefits at beginning of year	64,289,643	58,364,853
Net assets available for benefits at end of year	$ 72,711,366	$ 64,289,643